UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2023

Chicken Soup for the Soul Entertainment Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81-2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC
Redeemable warrants, each 11.494 warrants exercisable for one share of common stock at an exercise price of $132.18 per share	CSSEL	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class W Warrants to purchase Class A Common Stock	CSSEW	OTC Markets
Class Z Warrants to purchase Class A Common Stock	CSSEZ	OTC Markets

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 27, 2023, Chicken Soup for the Soul Entertainment Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered three proposals: (i) the election of nine directors; (ii) the approval of an amendment to the Company’s certificate of incorporation; and (iii) the ratification of the appointment of Rosenfield and Company, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. An aggregate of 21,654,998 shares of the Company’s Class A common stock and 7,654,506 shares of the Company’s Class B common stock, which represents a quorum of the voting power of the Class A common stock and Class B common stock, voting together as a single class, entitled to vote on the record date of May 12, 2023, were represented at the Annual Meeting in person (which includes presence at the virtual meeting) or by proxy. Each share of Class A common stock was entitled to one vote and each share of Class B common stock was entitled to ten votes as prescribed by the Company’s amended and restated certificate of incorporation.

The results of the matters voted upon at the Annual Meeting are set forth below:

Proposal No. 1 – Election of directors.

The election of each director nominee was approved, as follows (based on votes cast):

Name	For	Authority Withheld	Broker Non-Votes
William J. Rouhana, Jr.	82,494,196	2,443,078	4,359,672
Christopher Mitchell	83,494,365	1,442,909	4,359,672
Amy L. Newmark	83,498,696	1,438,578	4,359,672
Fred M. Cohen	82,117,843	2,819,431	4,359,672
Cosmo DeNicola	83,498,649	1,438,625	4,359,672
Martin Pompadur	82,114,988	2,822,286	4,359,672
Christina Weiss Lurie	83,498,602	1,438,672	4,359,672
Diana Wilkin	83,413,987	1,523,287	4,359,672
Vikram Somaya	82,114,508	2,822,766	4,359,672

Proposal No. 2 – Amendment of the Company’s Certificate of Incorporation.

The amendment to our existing amended and restated certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation as described in our proxy statement, was approved, as follows (based on votes cast):

For	Against	Abstain	Broker Non-Vote
81,131,149	3,794,180	11,945	4,359,672

 Proposal No. 3 – Ratification of the appointment of Rosenfield and Company, PLLC.

The ratification of the appointment of Rosenfield and Company, PLLC was approved, as follows (based on votes cast):

For	Against	Abstain
88,802,044	452,828	42,074

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2023	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

	By:	/s/ William J. Rouhana, Jr.
William J. Rouhana, Jr.
Chairman and Chief Executive Officer